                                                                  Exhibit 10.10


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisk denote omissions.




                                          November 3, 2003


Schering-Plough Corporation
2000 Galloping Hill Road
Kenilworth, NJ  07033

         Re: Early ACS

Gentlemen:

         As you are aware, Schering Corporation ("Schering") and Millennium Pharmaceuticals, Inc. ("Millennium") have agreed to undertake a Study (as defined below) under the terms of the Collaboration Agreement, dated April 10, 1995, as amended (the "Agreement") by and among Millennium, Schering and Schering's affiliate, Schering-Plough Ltd.

         This letter confirms that Schering and Millennium have agreed to [**] the cost of the Early ACS clinical study for INTEGRILIN that has been agreed upon by the Joint Strategic Committee ("JSC"), after accounting for funds contributed to this study by any other entities, and the parties hereby authorize initiation of activities in connection with the study as of October 1, 2003. A draft budget for the Early ACS study (the "Study") is attached hereto (as Exhibit A) and, for the term of the Study, is deemed to be part of the JSC approved Development Plan. The JSC is hereby authorized to approve in writing any changes to the budget and to approve the final protocol.

                                                              November 3, 2003


                                      -2-


It is acknowledged and agreed that the Study will be conducted under the terms of the Agreement; provided that notwithstanding the provisions of Sections 3.5(a) of the Agreement, as well as any other terms or conditions of the Agreement to the contrary, the parties' financial obligations with respect to the cost of the Study shall be governed by the terms of this letter agreement. Except as expressly modified by the terms of this letter agreement, all of the terms and conditions of the Agreement shall remain in full force and effect. This agreement is effective as of October 1, 2003.


Millennium Pharmaceuticals, Inc.                  Schering Corporation


By: /s/ A. J. HILLER                              By: /s/ DAVID POORVIN
    ----------------                                  -----------------

Name: A. J. HILLER                                Name: DAVID POORVIN
      ------------                                      -------------

Title: SVP, GLOBAL STRATEGIC MKTG.                Title: VICE PRESIDENT
       --------------------------                        --------------

Date: 11/3/03                                     Date: 17 NOVEMBER 2003
      -------                                           ----------------





                                                  Schering-Plough Ltd.


                                                  By: /s/ KARL MEIER
                                                      --------------

                                                  Name: KARL MEIER
                                                        ----------

                                                  Title: DIRECTOR
                                                         --------

                                                   Date: 11/21/03
                                                         --------

                                    EXHIBIT A
                                  Draft Budget


ESTIMATED BUDGET FOR EARLY ACS TRIAL

----------------------------------------------------------------------------------------------------------------------
[**]                                                                          Estimate (million)
----------------------------------------------------------------------------------------------------------------------
[**]                                                                          $   [**]
----------------------------------------------------------------------------------------------------------------------
[**]                                                                          $   [**]
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[**]                                                                          $   [**]
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[**]                                                                          $   [**]
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[**]                                                                          $   [**]
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[**]                                                                          $   [**]
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[**]                                                                          $   [**]
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[**]                                                                          $   [**]
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[**]                                                                          $   [**]
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[**]                                                                          $   [**]
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[**]                                                                          $   [**]
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[**]                                                                          $   [**]
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TOTAL                                                                         $   [**]
----------------------------------------------------------------------------------------------------------------------


Notes: The parties agree that undisputed invoices submitted under this cost sharing agreement will be paid within thirty (30) days. Payments for disputed items may be withheld for up to ten (10) business days while the parties work diligently and in good faith to resolve the dispute. For the purpose of determining cost sharing of internal FTE costs arising from the Study, the parties agree that the fully-loaded, annualized FTE rate is $[**].